EXHIBIT  32

                      CERTIFICATION PURSUANT TO
                       18 U.S.C.  SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	The undersigned, Robert Hipple, Chief Executive Officer, and Chief Financial Officer of American Development & Investment Fund, Inc. (the Company) DOES HEREBY CERTIFY, that:

1.	The Annual Report on Form 10-K for the year ended December 31, 2006 (the
Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	IN WITNESS WHEREOF, each of the undersigned has executed this statement this 29th of March, 2007.

								   /s/ Robert Hipple
								By..........................
								  Robert Hipple,
                                                  Chief Executive Officer
                                                  Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to American Development & Investment Fund, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.